UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004
                                                         ----------------


                         PEOPLES BANCORP INC.
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        (Exact name of Registrant as specified in its charter)


          Ohio                      0-16772               31-0987416
-----------------------------   ----------------    ----------------------
(State or other jurisdiction    (Commission File    (I.R.S. Employer
         of incorporation)            Number)       Identification Number)


          138 Putnam Street, PO Box 738
                  Marietta, Ohio                             45750-0738
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    ---------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                           Index to Exhibits on Page 4

Section 2 - Financial Information
      Item 2.05    Costs Associated with Exit or Disposal Activities

Section 8 - Other Events
      Item 8.01    Other Events
Peoples Bank, a subsidiary of Peoples Bancorp Inc. (Nasdaq: PEBO) was recently honored with a Community Partnership Award at the Community Action Partnership 2004 Annual Convention in Washington, DC. Peoples Bank was recognized for outstanding contributions in free banking services, low interest rate loans, homebuyer education and assistance programs, and other contributions.

Section 9 - Financial Statements and Exhibits
         Item 9.01    Financial Statements and Exhibits
              a) Financial statements of businesses acquired No response required.
              b) Pro forma financial information No response required.
              c) Exhibits


      Exhibit Number           Description
 --------------------------    --------------------------------------------
            99                 News Release issued by Peoples Bancorp Inc.
                               on October 15, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PEOPLES BANCORP INC.



Date:  October 18, 2004          By: /s/ MARK F. BRADLEY
                                         ---------------
                                         Mark F. Bradley
                                         President and Chief Operating Officer





                                INDEX TO EXHIBITS


     Exhibit Number           Description
 --------------------------    --------------------------------------------
            99                 News Release issued by Peoples Bancorp Inc.
                               on October 15, 2004